SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR MID-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Mid-Cap Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Federated MDTA LLC (“Federated”) to serve as the sub-adviser of the Mid-Cap Growth Portfolio effective May 1, 2025, replacing Delaware Investments Fund Advisers. The Board also approved an increase in the management fee waiver for the Mid-Cap Growth Portfolio effective with the approval of Federated.

In connection with these changes, certain principal investment strategies of the Mid-Cap Growth Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Mid-Cap Growth Portfolio may be sold and new investments purchased in accordance with recommendations by Federated. Pacific Life Fund Advisors LLC, the investment adviser to the Mid-Cap Growth Portfolio, may begin this transitioning prior to May 1, 2025 utilizing the principal investment strategies described below.

As a result of these changes, all references to and disclosures regarding Delaware Investments Fund Advisers will be deleted from the Prospectus.

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	N/A
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	0.88%	0.68%

[1]	Expense information has been restated to reflect current fees.

[2]	The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period
	1 year	3 years	5 years	10 years
Class I	$90	$291	$510	$1,138
Class P	$69	$228	$401	$902

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The Fund invests primarily in the common stock of domestic, mid-capitalization (“mid-cap”) companies that the sub-adviser believes offer superior growth prospects.

The sub-adviser generally considers a company to be a mid-cap company if the company has a market capitalization within the range of companies included in the Russell Midcap Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe. As of December 31, 2024, the market capitalization range for the Russell Midcap Growth Index was approximately $1.7 billion to $168.4 billion. As of December 31, 2024, the weighted average market capitalization of the Fund was approximately $22.1 billion.

The sub-adviser selects most investments from companies included in the Russell Midcap Growth Index.

The sub-adviser implements the Fund’s strategy using a proprietary quantitative model that is designed to construct a portfolio driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. The portfolio managers play a role in building, utilizing, testing and modifying the financial algorithms and formulas used in the model.

The sub-adviser then reviews the proposed portfolio trades produced by the model in an effort to ensure that they are based on accurate and current information and, if necessary, makes adjustments to incorporate timely and accurate information prior to executing the trades.

The sub-adviser may sell securities for a variety of reasons, including: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment goal, strategies, limitations and other parameters. For the avoidance of doubt, portfolio sell decisions are generally determined by the proprietary quantitative model, but such decisions can be made pursuant to input from the portfolio management team.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Consumer Non-Cyclical Sector Risk will be deleted, and Quantitative Modeling Risk and Securities Lending Risk will be added after Active Management Risk. The disclosure for the new risks to be added are as follows:

●	Quantitative Modeling Risk: In managing the Fund, the sub-adviser employs quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon exposes the Fund to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions.

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

In the Performance subsection, the first sentence of the last paragraph will be deleted and replaced with the following:

Federated MDTA LLC began managing the Fund on May 1, 2025.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Federated MDTA LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:
Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Daniel J. Mahr, CFA, Portfolio Manager	Since 2025
Damien Zhang, CFA, Portfolio Manager	Since 2025
Frederick L. Konopka, CFA, Portfolio Manager	Since 2025
John Paul Lewicke, Portfolio Manager	Since 2025